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                                                                    EXHIBIT 23.1

                     INDEPENDENT PUBLIC ACCOUNTANTS' CONSENT


XTO Energy Inc.
Fort Worth, Texas

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of XTO Energy Inc. (the Company) of our report dated March 22, 2001, included in the Company's Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this Registration Statement.



ARTHUR ANDERSEN LLP

Fort Worth, Texas
October 17, 2001